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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 1996.

                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): JUNE 18, 1996

                       MEDICAL IMAGING CENTERS OF AMERICA, INC.
                (Exact Name of Registrant as Specified in its Charter)

        CALIFORNIA                      0-12787                 95-3643045
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

    9444 FARNHAM STREET, SUITE 100
         SAN DIEGO, CALIFORNIA                                      92123
(Address of Principal Executive Offices)                          (Zip Code)

                                 (619) 560-0110
               (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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        This Current Report on Form 8-K is filed by Medical Imaging Centers of
America, Inc., a California corporation ("MICA"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

        On June 18, 1996, MICA entered into an agreement in principle (the "Agreement") with Diagnostic Imaging Services, Inc., a Delaware corporation ("DIS"), pursuant to which MICA will be acquired by DIS in a transaction to be structured as a cash tender offer for any and all shares of common stock of MICA, followed by a cash merger of DIS or a wholly-owned subsidiary of DIS with MICA. The Agreement provides that each share of MICA common stock would receive $11.50 in cash under either the cash tender offer or the cash merger. The Agreement is non-binding and is subject to, among other things, the execution of a definitive agreement, satisfactory completion of due diligence, the availability of financing sufficient to consummate the transaction and a fairness opinion from MICA's financial advisor. Following the execution of a definitive agreement, the acquisition would be further subject to other customary closing conditions, including approval by the shareholders of MICA and, if required, of DIS.

        The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

        On June 18, 1996, MICA issued a press release announcing the execution of the Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits.

        2.1 Agreement in Principle, dated June 18, 1996, between Medical Imaging Centers of America, Inc., a California corporation, and Diagnostic Imaging Services, Inc., a Delaware corporation.

       99.1 Press Release, dated June 18, 1996, issued by Medical Imaging Centers of America, Inc.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 1996                   MEDICAL IMAGING CENTERS OF
                                       AMERICA, INC.


                                       By: /s/ Robert S. Muehlberg
                                          -------------------------------------
                                          Robert S. Muehlberg
                                          President and Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.                                                             PAGE

   2.1          Agreement in Principle, dated June 18, 1996, between      5
                Medical Imaging Centers of America, Inc., a California corporation, and Diagnostic Imaging Services, Inc., a Delaware corporation.


  99.1          Press Release, dated June 18, 1996, issued by Medical
                Imaging Centers of America, Inc.                          9


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